December 19, 2002

                             DREYFUS GNMA FUND, INC.

               Supplement to Prospectus dated September 1, 2002



      At a special meeting of shareholders held on December 18, 2002, fund shareholders approved changing the fund's investment objective effective January 20, 2003. Accordingly, as of January 20, 2003, the following information supplements and supersedes any contrary information contained in the section of the fund's prospectus entitled "Goal/Approach."

      The fund seeks to maximize total return, consisting of capital appreciation and current income.